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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 18, 1999

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                       333-05271                13-3728743
----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                     380 Madison Avenue, New York                   10017-2951
                     ----------------------------                   ----------
                (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510
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Item 5. Other Events:

      On or about 11/18/99 and 11/19/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits        Description
            --------        -----------

              20.1 Monthly Reports with respect to the November 18 and 19, 1999 distribution
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 1999

                                                  THE CHASE MANHATTAN BANK,
                                                  As Paying Agent, on behalf of
                                                  Chase Commercial Mortgage
                                                  Securities Corp.


                                                  By: /s/ Norma Catone
                                                  ------------------------------
                                                  Name:  Norma Catone
                                                  Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.              Description
-----------              -----------

20.1                     Monthly Reports with respect to the
                         distribution to certificateholders on
                         November 18 and 19, 1999.